                                                                   EXHIBIT 10.21



                           PETROLEUM HELICOPTERS, INC.
                       OFFICER DEFERRED COMPENSATION PLAN

         1. Purpose. The purpose of this Petroleum Helicopters, Inc. Officer Deferred Compensation Plan (the "Plan") is to provide certain officers of Petroleum Helicopters, Inc. and its subsidiaries and affiliates (hereinafter collectively referred to as "PHI") designated by the Compensation Committee of the Board of Directors of Petroleum Helicopters, Inc. (the "Committee") with an opportunity to defer compensation in order to assist said officers in their individual financial planning.

         2. Effective Date and Term of Plan and Effect on Other Plans. The effective date of the Plan shall be January 1, 2001 and the Plan shall remain in effect until terminated by the Board. This Plan shall supersede and replace those certain officer deferred compensation plans listed on Schedule A, attached hereto and made a part hereof (the "Old Plan(s)"), which Old Plans have been terminated by the Board and, pursuant to such terminations, are null and void and of no further force and effect as of the effective date of this Plan.

         3. Plan Administration. The Plan shall be administered by the Committee. The Committee shall have full and final authority to interpret the Plan; adopt, amend and rescind rules and regulations relating to the Plan, determine the rights of employees and beneficiaries to benefits under the Plan; and make all other determinations and take all other actions necessary and advisable for the administration of the Plan.

         4. Deferral of Compensation.


                  4.1 Deferral Elections. Each officer of PHI (hereinafter referred to as "Officer") may elect to defer up to twenty five percent (25%) of his annual salary in one percent (1%) increments and up to one hundred percent (100%) of any bonus received for services provided to PHI in one percent (1%) increments up to twenty-five percent (25%) of said bonus and in five percent (5%) increments thereafter. An Officer's annual salary and any bonus that may be awarded are hereinafter collectively referred to as "Compensation."

                  4.2 Deferral Election Forms. An election to defer Compensation hereunder shall be made by the Officer by means of a deferral election form provided by PHI (the "Deferral Election Form"). Deferrals of Compensation shall be effective only if the Officer makes a deferral election on a Deferral Election Form and such Deferral Election Form is received by the Committee prior to January 1 of the calendar year with respect to which said Compensation shall be paid; provided, however, that if an officer of PHI first becomes eligible to participate in the Plan after January 1 of a particular year, he may, in that year only, make an election, within thirty (30) days after the date on which such officer becomes eligible to participate in the Plan, to defer Compensation to be paid for services that he will perform after the date of said election and until the end of such year. An Officer shall make a new deferral election with respect to each calendar year



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for which he wishes to defer Compensation by completing and returning a Deferral
Election Form to the Committee prior to January 1 of the year to which the deferral applies.


                  4.3 Revocation of Election. An Officer's deferral election made pursuant to Section 4.2 of this Plan may be revoked only if such revocation is in writing and received by the Committee prior to January 1 of the calendar year with respect to which the services generating the Compensation that would have been deferred will be performed. Any such revocation shall also be subject to such other rules as may be established by the Committee. If an Officer revokes an election to defer Compensation, the Officer may not again participate in the Plan in the calendar year with respect to which the election to defer was revoked.

         5. Deferred Compensation Accounts.

                  5.1 Establishment of Deferred Compensation Accounts. A separate book reserve account shall be established for each Officer who executes a Deferral Election Form (the "Deferred Compensation Account").

                  5.2 Unfunded Plan. This Plan is an unfunded arrangement, maintained primarily to provide deferred compensation benefits to Participants who are officers of PHI. Should PHI elect to set aside assets for any obligations under this Plan through the purchase of mutual funds, such assets shall not constitute funding for the Plan, shall be owned by PHI and shall be subject to the claims of PHI's creditors. PHI reserves the right in its sole and absolute discretion to sell any such assets, in whole or in part, at any time. Notwithstanding anything to the contrary contained herein, PHI shall not be required to purchase, set aside or segregate any assets of any kind to meet any obligations that it may have hereunder; and any obligation of PHI to pay benefits hereunder shall be an unsecured promise only, and a Participant's right to enforce such obligation shall be solely as a general unsecured creditor of PHI. Any and all references in this paragraph 5.2 to the Plan and to the Deferred Compensation Accounts shall include the Old Plan and any deferred compensation accounts established thereunder.

                  5.3 Crediting of Deferrals. An Officer's Deferred Compensation Account shall be credited with an amount equal to that portion of the Officer's Compensation that he has elected to defer pursuant to Section 4.1. Such credit shall be made, as of the date such Compensation would otherwise have been paid to the Officer. If an Officer participated in an Old Plan listed on Schedule A, said Officer's Deferred Compensation Account shall, in consideration of the cancellation of such Old Plan, also be credited, as of effective date of this Plan, with the value of his deferred compensation account(s) under the Old Plan. The value of said Officer's deferred compensation account(s) under the Old Plan shall be determined as of the effective date of this Plan in the manner provided for in the Old Plan.

                  5.4 Crediting Income.

                           (a) Each Officer's Deferred Compensation Account
created pursuant to Section 5.1 of this Plan shall be deemed to have been invested and reinvested from time to time



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in such Eligible Securities as the Officer shall designate from a list of
Eligible Securities provided by the Committee. The term "Eligible Securities" shall mean (i) mutual funds; (ii) common and preferred stocks listed on a national securities exchange; and (iii) corporate or governmental bonds, notes and debentures that are either listed on a national securities exchange or for which price quotations are published in newspapers of general circulation, including "The Wall Street Journal."

                           (b) Each Officer shall have the right to designate
Eligible Securities that shall be deemed to have been purchased or sold for his Deferred Compensation Account on the date of reference. In the case of any deemed purchase, said Deferred Compensation Account shall be charged with a dollar amount equal to the quantity and kind of securities deemed purchased multiplied by the Fair Market Value of such Eligible Securities on the date of reference and shall be credited with the quantity and kind of Eligible Securities deemed to have been purchased. In the case of any deemed sale, said Deferred Compensation Account shall be charged with the quantity and kind of Eligible Securities deemed purchased multiplied by the Fair Market Value of such Eligible Securities on the date of reference. For purposes of this Plan the term "Fair Market Value" means, in the case of a listed security, the closing price on the date of reference, or if there were no sales on such date, then the closing price on the nearest preceding day on which there were sales; and in the case of an unlisted security, the mean between the bid and asked prices on the date of reference, or if no such prices are available on such date, then the mean between the bid and asked prices on the nearest preceding day for which such prices are available.

                           (c) Each Officer's Deferred Compensation Account
shall be credited with dollar amounts equal to cash dividends paid from time to time upon the Eligible Securities deemed held therein. Dividends shall be credited as of the payment date. Said Deferred Compensation Account shall similarly be credited with interest payable on interest-bearing Eligible Securities deemed held therein. Interest shall be credited as of the payment date, except that in the case of a deemed purchase of interest-bearing Eligible Securities, said Deferred Compensation Account shall be charged with the dollar amount of interest accrued to the date of said deemed purchase and in the case of deemed sales, the Deferred Compensation Account shall be credited with the dollar amount of interest accrued to the date of the deemed sale.

                           (d) An Officer shall have the same rights and
obligations with respect to the deemed investment and reinvestment of dividends and interest as he has with respect to the deemed investment and reinvestment of the other amounts deemed held in his Deferred Compensation Account under the terms of this Plan. Said Officer's Deferred Compensation Account shall be equitably adjusted to reflect stock dividends, stock splits, recapitalizations, mergers, consolidations, reorganizations and other changes affecting the Eligible Securities deemed to be held therein.

                           (e) PHI shall not be required to purchase, hold, sell
or otherwise dispose of any of the Eligible Securities designated by an Officer; provided, however, that if PHI



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elects to purchase or sell any such Eligible Securities, said Officer's Deferred
Compensation Account shall be charged with brokerage fees and stock transfer taxes with respect to such purchases and sales, but no other costs of PHI. PHI's only obligation under this Plan is to make payments to each Officer who participates herein measured as set forth herein. If PHI purchases Eligible Securities to mirror the Participant's designations made under paragraph 5.4(b), then the prices used in determining the Participant's Deferred Compensation Account value shall be the actual purchase and sale prices of Eligible
Securities and not the closing prices referenced in that paragraph. To the extent that PHI does, in its sole and absolute discretion, purchase any of the Eligible Securities designated by an Officer, said Eligible Securities shall remain the sole property of PHI, subject to the claims of PHI's general creditors, and shall not be deemed to form a part of any Deferred Compensation Account established under this Plan. Neither an Officer nor his legal representative nor any beneficiary of said Officer shall have any right with respect to any portion of his Deferred Compensation Account, other than the right of an unsecured general creditor of PHI.

                           (f) As of the first date on which an Officer or an
Officer's estate is entitled to a distribution under this Plan (and on every date on which a payment to an Officer is due thereafter if the Officer elected to receive his distribution in installments), said Officer's Deferred Compensation Account shall be valued by adding to the dollar amount credited to the Deferred Compensation Account the Fair Market Value of the Eligible Securities deemed to be held in said Deferred Compensation Account on the payment date and deducting therefrom all brokerage fees and transfer taxes on Eligible Securities deemed to be held in the Deferred Compensation Account.

                           (g) An Officer's Deferred Compensation Account shall
be reduced by the amount of any distributions made pursuant to this Plan.

                  5.5 Distribution of Amounts Credited to Deferred Compensation Accounts. Except as provided in this Plan, amounts credited to an Officer's Deferred Compensation Account shall be distributed in either a single lump sum or annual installments (not to exceed twenty (20) installments), as designated by the Officer in his Deferral Election Form. Distribution of the amounts credited to a Deferred Compensation Account shall be made (in the case of a lump sum payment) or commence (in the case of installment payments) thirty (30) days following the date chosen by the Officer, which chosen date shall be no earlier than January 2 of the calendar year following the year with respect to which an Officer deferred his Compensation (or his annual salary only or his bonus only); provided, however, that if an Officer ceases to be employed by PHI for any reason other than death, said distribution may be made at any time after thirty
(30) days following the date that said Officer's employment ceases. If an Officer elects to have the amounts credited to his Deferred Compensation Account distributed in installments, the amount of the first installment shall be a fraction of the value of the Officer's Deferred Compensation Account, the numerator of which is one and denominator of which is the total number of installments elected, and the amount of each subsequent installment shall be a fraction of the value of the Deferred Compensation Account on the date preceding each subsequent payment, the



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numerator of which is one and the denominator of which is the total number of installments elected minus the number of installments previously paid.


                  5.6 Distribution Upon Death. In the event of the death of an Officer prior to the distribution in full of the amount credited to his Deferred Compensation Account, the value of such Deferred Compensation Account shall be determined as of the day immediately preceding distribution and such amount shall be distributed in a single lump sum payment to the Officer's estate as soon as administratively feasible following the officer's death.

                  5.7 Distribution Upon Unforeseeable Emergency. Upon the application of an Officer (or the Officer's personal representative if the Officer is unable to make such application), PHI shall have the power and discretion to make a payment to the Officer (or his personal representative) from the Officer's Deferred Compensation Account in the event of an unforeseeable emergency caused by an unanticipated event beyond the control of the Officer if such event will result in severe financial hardship to the Officer if the payment is not granted. Any such payment shall be limited to the amount necessary to meet said unanticipated emergency.

                  5.8 Statement of Account. Each Officer who has executed a Deferral Election Form shall be provided with a statement of his Deferred Compensation Account not less frequently than one (1) time per year.

         6. No Right To Continue As an Officer or an Employee. Neither this Plan nor any action taken pursuant to this Plan shall constitute evidence of any agreement or understanding, express or implied, that PHI will retain an Officer in the capacity of an officer or as an employee in any capacity for any period of time, or at any particular rate of compensation.

         7. No Trust. Except as provided in Section 8 of this Plan, nothing contained herein and no action taken pursuant to the provisions hereof shall create or be construed to create a trust of any kind for the benefit of any Officer or any other person entitled to or claiming benefits hereunder.

         8. Change in Control.

                  8.1 Trust Upon a Change in Control. PHI shall, on or before the date of a Change in Control, enter into a trust agreement (the "Trust Agreement") with Whitney National Bank as trustee (the "Trustee") pursuant to which PHI shall contribute to a trust (the "Trust") (i) Eligible Securities actually purchased by PHI which reflect the Eligible Securities in Officers' Deferred Compensation Accounts; or (ii) cash which shall be equal to the total value of Officers' Deferred Compensation Accounts on the date preceding the transfer date.

                  8.2 Form of Trust. The Trust Agreement shall be in the form of the model trust agreement set forth in Internal Revenue Service Revenue Procedure 92-64 or any successor to or replacement of such Revenue Procedure, and may be substantially in the form of Exhibit 1,



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attached hereto and made a part hereof, to the extent that said Exhibit 1 conforms to said Internal Revenue Service model trust agreement.

                  8.3 Trust Assets Subject to PHI's Creditors. All of the assets of the Trust shall be subject to the creditors of PHI in the event of insolvency. Any assets of the Trust remaining after all obligations with respect to the Officers have been satisfied shall be paid to PHI.


                  8.4 Definition of "Change in Control." For purpose of this Plan, the term "Change in Control" means:

                           (a) the purchase or other acquisition by any person,
entity or group of persons of beneficial ownership of forty-five percent (45%)or more of either (i) PHI's outstanding shares of common stock; or (ii) the combined voting power of PHI's then outstanding securities entitled to vote generally; or

                           (b) the approval by the shareholders of PHI of a
reorganization, merger or consolidation with respect to which persons or entities who were shareholders of PHI immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than fifty percent (50%) of the combined voting power entitled to vote; or

                           (c) the liquidation or dissolution of PHI or the sale
of all or substantially all of PHI's assets.

                  8.5 Successors Included. For purpose of this Section 8, any reference to PHI includes any successor to PHI that results from a Change in Control.

         9. Gender. Whenever used in this Plan, the masculine gender includes the feminine and the feminine gender includes the masculine.

         10. Amendment, Modification, and Termination. The Board may at any time terminate, amend or modify this Plan. No amendment, modification or termination of the Plan shall in any manner adversely affect the rights of any Officer with respect to amounts that have been credited to his Deferred Compensation Account prior to such amendment, modification or termination.

         11. Nonalienation of Benefits. No Officer shall have any power or right to transfer, assign, anticipate, pledge, hypothecate or otherwise encumber all or any part of any amount credited to his Deferred Compensation Account or any right to payment or benefits hereunder, which credits, benefits and rights are expressly declared to be nonassignable and nontransferable.

         12. Notices. Unless otherwise expressly provided by applicable federal law, if any, any notice, consent or demand required or permitted to be given under the provisions of this Plan shall be in writing and shall be signed by the party giving or making the same. If such notice, consent



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or demand is mailed, it shall be sent by United States certified mail, postage prepaid. If the intended recipient is an Officer or any other beneficiary under this Plan, such notice, consent or demand shall be addressed to such person at such person's last known address as shown on PHI's records. If the intended recipient is PHI, such notice, consent or demand shall be addressed to PHI at its principal place of business at the time of the mailing of such notice, consent or demand. Unless otherwise expressly provided by applicable federal law, if any, the date of such mailing shall be deemed the date of such notice, consent or demand.


         13. Choice of Law. The laws of the State of Louisiana shall govern the Plan, to the extent not preempted by federal law.


         IN WITNESS WHEREOF, PHI has executed this Plan on the ______ day of ___________, _______.



WITNESSES:                                PETROLEUM HELICOPTERS, INC.:


                                          By:
--------------------------------                ------------------------------
                                                Carroll W. Suggs
                                                Chairman of the Board and
                                                Chief Executive Officer
--------------------------------



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                                 ACKNOWLEDGMENT


STATE OF LOUISIANA

PARISH OF ____________________


         BE IT KNOWN, that on this _____ day of _________________, __________, before me, the undersigned Notary Public, duly commissioned, qualified and sworn within and for the State and Parish aforesaid, personally came and appeared Carroll C. Suggs, to me known to be the duly authorized Chairman of the Board and Chief Executive Officer of Petroleum Helicopters, Inc., who executed the above and foregoing instrument, who declared and acknowledged to me, Notary, in the presence of the undersigned competent witnesses, that she executed the above and foregoing instrument of her own free will, as her own act and deed, for the uses, purposes and benefits therein expressed on behalf of Petroleum Helicopters, Inc., and in the capacity therein stated.


WITNESSES:                                PETROLEUM HELICOPTERS, INC.:


                                          BY:
--------------------------------                ------------------------------
                                                Carroll W. Suggs
                                                Chairman of the Board and
                                                Chief Executive Officer
--------------------------------




                         -------------------------------
                                  NOTARY PUBLIC


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                                   SCHEDULE A

                             SUPERSEDED AND REPLACED
                           PETROLEUM HELICOPTERS, INC.
                       OFFICER DEFERRED COMPENSATION PLANS


1. Petroleum Helicopters, Inc. Officer Deferred Compensation Plan effective as of May 31, 1995 (hereinafter referred to as the "Plan") and related Deferral Election Form dated December 30, 1999 executed by Michael McCann

2. Plan and related Deferral Election Form dated May 30, 2000 executed by Richard A. Rovinelli

3. Plan and related Deferral Election Form dated December 29, 1999 executed by Ben Schrick



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                                    EXHIBIT 1

                             FORM OF TRUST AGREEMENT

                                   TRUST UNDER
                CERTAIN NONQUALIFIED DEFERRED COMPENSATION PLANS
                         OF PETROLEUM HELICOPTERS, INC.


         THIS AGREEMENT (the "Trust Agreement") made this _____ day of __________, __________ by and between Petroleum Helicopters, Inc., a corporation organized under the laws of the State of Louisiana, ("PHI") with its principal place of business at 113 Borman Drive, Lafayette, Louisiana 70508 (the "Company") and Whitney National Bank, a______________________, with its principal place of business at ___________________, New Orleans, Louisiana ___________ (the "Trustee");

                                   WITNESSETH:

         WHEREAS, Company has adopted the nonqualified deferred compensation plans listed in Appendix A, attached hereto and made a part hereof (the "Plans"); and

         WHEREAS, Company has incurred or expects to incur liability under the terms of such Plans with respect to the individuals participating in such Plans; and

         WHEREAS, Company wishes to establish a trust (hereinafter called the "Trust") and to contribute to the Trust assets that shall be held therein, subject to the claims of Company's creditors in the event of Company's Insolvency, as herein defined, until paid to Plan participants and their beneficiaries in such manner and at such times as specified in the Plans; and

         WHEREAS, it is the intention of the parties hereto that this Trust shall constitute an unfunded arrangement and shall not affect the status of the Plans as unfunded plans maintained for the purpose of providing deferred compensation for a select group of management or highly compensated employees for purposes of Title I of the Employee Retirement Income Security Act of 1974; and

         WHEREAS, it is the intention of Company to make contributions to the Trust to provide itself with a source of funds to assist it in the meeting of its liabilities under the Plans; and

         NOW, THEREFORE, the parties do hereby establish the Trust and agree that the Trust shall be comprised, held and disposed of as follows:

         SECTION 1. ESTABLISHMENT OF TRUST.

         (a) Company hereby deposits with Trustee in trust __________ [INSERT AMOUNT DEPOSITED], which shall become the principal of the Trust to be held, administered and disposed of by Trustee as provided in this Trust Agreement.



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         (b) The Trust hereby established is revocable by Company; it shall become irrevocable upon a Change of Control, as defined herein.

         (c) The Trust is intended to be a grantor trust, of which Company is the grantor, within the meaning of subpart E, part I, subchapter J, chapter 1, subtitle A of the Internal Revenue Code of 1986, as amended, and shall be construed accordingly.

         (d) The principal of the Trust, and any earnings thereon shall be held separate and apart from other funds of Company and shall be used exclusively for the uses and purposes of Plans participants and general creditors as herein set forth. Plan participants and their beneficiaries shall have no preferred claim on, or any beneficial ownership interest in, any assets of the Trust. Any rights created under the Plans and this Trust Agreement shall be mere unsecured contractual rights of Plan participants and their beneficiaries against Company. Any assets held by the Trust will be subject to the claims of Company's general creditors under federal and state law in the event of Insolvency, as defined in
Section 3(a) herein.

         (e) Upon a Change of Control, Company shall, by not later than the date of a Change of Control, as defined herein, make an irrevocable contribution to the Trust in an amount that is sufficient to pay each Plan participant or beneficiary the benefits to which Plan participants or their beneficiaries would be entitled pursuant to the terms of the Plans as of the date on which the Change of Control occurred. To the extent that the Plans or any agreement between the participants in and/or beneficiaries of the Plans and the Company provide for a method of determining the amount to be contributed to the Trust, said method shall be employed to determine the amount that shall be contributed to the Trust pursuant to this Section 1(e).

         (f) Company, in its sole discretion, may at any time, or from time to time, make additional deposits of cash or other property in trust with Trustee to augment the principal to be held, administered and disposed of by Trustee as provided in this Trust Agreement. Neither Trustee nor any Plan participant or beneficiary shall have any right to compel such additional deposits.

         SECTION 2. PAYMENTS TO PLAN PARTICIPANTS AND THEIR BENEFICIARIES.

         (a) Company shall deliver to Trustee a schedule (the "Payment Schedule") that indicates the amounts payable in respect of each Plan participant (and his or her beneficiaries), that provides a formula or other instructions acceptable to Trustee for determining the amounts so payable, the form in which such amount is to be paid (as provided for or available under the Plans), and the time of commencement for payment of such amounts. Except as otherwise provided herein, Trustee shall make payments to the Plan participants and their beneficiaries in accordance with such Payment Schedule. The Trustee shall make provision for the reporting and withholding of any federal, state or local taxes that may be required to be withheld with respect to the payment of benefits pursuant to the terms of the Plans and shall pay amounts withheld to the appropriate taxing authorities or determine that such amounts have been reported, withheld and paid by Company.



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         (b) The entitlement of a Plan participant or his or her beneficiaries to benefits under the Plans shall be determined by Company or such party as it shall designate under the Plans, and any claim for such benefits shall be considered and reviewed under the procedures set out in the Plans.

         (c) Company may make payment of benefits directly to Plan participants or their beneficiaries as they become due under the terms of the Plans. Company shall notify Trustee of its decision to make payment of benefits directly prior to the time amounts are payable to participants or their beneficiaries. In addition, if the principal of the Trust, and any earnings thereon, are not sufficient to make payments of benefits in accordance with the terms of the Plans, Company shall make the balance of each such payment as it falls due. Trustee shall notify Company where principal and earnings are not sufficient.

         (d) Notwithstanding anything to the contrary contained herein or in the Plans, (a) in the event that the Service prevails in its claim that amounts contributed to and held in the Trust Fund, and/or earnings thereon, constitute taxable income to participant or his beneficiary for any taxable year of him or her, prior to the taxable year in which such contributions and/or earnings are distributed to him or her, or (b) in the event that legal counsel satisfactory to the Company, the Trustee and the applicable participant or his beneficiary renders an opinion that the Service would likely prevail in such a claim, the assets in the Trust Fund, to the extent constituting taxable income, shall be immediately distributed to the participant or his beneficiary. For purposes of this Section 2(d), the Service shall be deemed to have prevailed in a claim if such claim is upheld by a court of final jurisdiction, or if the Trustee, based upon an opinion of legal counsel satisfactory to the Company, the Trustee and the participant or his beneficiary, fails to appeal a decision of the Service, or a court of applicable jurisdiction, with respect to such claim, to an appropriate Service appeals authority or to a court of higher jurisdiction within the appropriate time period.

         SECTION 3. TRUSTEE RESPONSIBILITY REGARDING PAYMENTS TO TRUST BENEFICIARY WHEN COMPANY IS INSOLVENT.

         (a) Trustee shall cease payment of benefits to Plan participants and their beneficiaries if the Company is Insolvent. Company shall be considered "Insolvent" for purposes of this Trust Agreement if (i) Company is unable to pay its debts as they become due; or (ii) Company is subject to a pending proceeding as a debtor under the United States Bankruptcy Code.

         (b) At all times during the continuance of this Trust, as provided in
Section 1(d) hereof, the principal and income of the Trust shall be subject to claims of general creditors of Company under federal and state law as set forth below.

                  (1) The Board of Directors and the Chief Executive Officer of Company shall have the duty to inform Trustee in writing of Company's Insolvency. If a person claiming to be a creditor of Company alleges in writing to Trustee that Company has become Insolvent, Trustee shall determine whether Company is Insolvent and, pending such determination, Trustee shall discontinue payment of benefits to Plan participants or their beneficiaries.



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



                  (2) Unless Trustee has actual knowledge of Company's Insolvency, or has received notice from Company or a person claiming to be a creditor alleging that Company is Insolvent, Trustee shall have no duty to inquire whether Company is Insolvent. Trustee may in all events rely on such evidence concerning Company's solvency as may be furnished to Trustee and that provides Trustee with a reasonable basis for making a determination concerning Company's solvency.

                  (3) If at any time Trustee has determined that Company is Insolvent, Trustee shall discontinue payments to Plan participants or their beneficiaries and shall hold the assets of the Trustee for the benefit of Company's general creditors. Nothing in this Trust Agreement shall in any way diminish any rights of Plan participants or their beneficiaries to pursue their rights as general creditors of Company with respect to benefits due under the Plans or otherwise.

                  (4) Trustee shall resume the payment of benefits to Plan participants or their beneficiaries in accordance with Section 2 of this Trust Agreement only after Trustee has determined that Company is not Insolvent (or is no longer Insolvent).

         (c) Provided that there are sufficient assets, if Trustee discontinues the payment of benefits from the Trust pursuant to Section 3(b) hereof and subsequently resumes such payments, the first payment following such discontinuance shall include the aggregate amount of all payments due to Plan participants or their beneficiaries under the terms of the Plans for the period of such discontinuance, less the aggregate amount of any payments made to Plan participants or their beneficiaries by Company in lieu of the payments provided for hereunder during any such period of discontinuance.

         SECTION 4. PAYMENTS TO COMPANY.

         Except as provided in Section 3 hereof, after the Trust has become irrevocable, Company shall have no right or power to direct Trustee to return to Company or to divert to others any of the Trust assets before all payment of benefits have been made to Plan participants and their beneficiaries pursuant to the terms of the Plans.

         SECTION 5. INVESTMENT AUTHORITY.

         In no event may Trustee invest in securities (including stock or rights to acquire stock) or obligations issued by Company, other than a de minimis amount held in common investment vehicles in which Trustee invests. All rights associated with assets of the Trust shall be exercised by Trustee or the person designated by Trustee, and shall in no event be exercisable by or rest with Plan participants.

         SECTION 6. DISPOSITION OF INCOME.



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

         During the term of this Trust, all income received by the Trust, net of expenses and taxes, shall be accumulated and reinvested.

         SECTION 7. ACCOUNTING BY TRUSTEE.

         Trustee shall keep accurate and detailed records of all investments, receipts, disbursements, and all other transactions required to be made, including such specific records as shall be agreed upon in writing between Company and Trustee. Within _______ [INSERT NUMBER] days following the close of each calendar year and within _______ [INSERT NUMBER] days after the removal or resignation of Trustee, Trustee shall deliver to Company a written account of its administration of the Trust during such year or during the period from the close of the last preceding year to the date of such removal or resignation, setting forth all investments, receipts, disbursements and other transactions effected by it, including a description of all securities and investments purchased and sold with the cost or net proceeds of such purchases or sales (accrued interest paid or receivable being shown separately), and showing all cash, securities and other property held in the Trust at the end of such year or as of the date of such removal or resignation, as the case may be.

         SECTION 8. RESPONSIBILITY OF TRUSTEE.

                  (a) Trustee shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims, provided, however that Trustee shall incur no liability to any person for any action taken pursuant to a direction, request or approval given by Company which is contemplated by, and in conformity with, the terms of the Plans or this Trust and is given in writing by Company. In the event of a dispute between Company and a party, Trustee may apply to a court of competent jurisdiction to resolve the dispute.

                  (b) If Trustee undertakes or defends any litigation arising in connection with this Trust, Company agrees to indemnify Trustee against Trustee's costs, expenses and liabilities (including, without limitation, attorneys' fees and expenses) relating thereto and to be primarily liable for such payments. If Company does not pay such costs, expenses and liabilities in a reasonably timely manner, Trustee may obtain payment from the Trust.

                  (c) Trustee may consult with legal counsel (who may also be counsel for Company generally) with respect to any of its duties or obligations hereunder.

                  (d) Trustee may hire agents, accountants, actuaries, investment advisors, financial consultants or other professionals to assist it in performing any of its duties or obligations hereunder.

                  (e) Trustee shall have, without exclusion, all powers conferred on Trustees by applicable law, unless expressly provided otherwise herein, provided, however, that if an insurance policy is held as an asset of the Trust, Trustee shall have no power to name a beneficiary of the policy other than the Trust, to assign the policy (as distinct from conversion of the policy to a different form) other than to a successor Trustee, or to loan to any person the proceeds of any borrowing against such policy.

                  (f) Notwithstanding any powers granted to Trustee pursuant to this Trust Agreement or to applicable law, Trustee shall not have any power that could give this Trust the objective of carrying on a business and dividing the gains therefrom, within the meaning of section 301.7701-2 of the Procedure and Administrative Regulations promulgated pursuant to the Internal Revenue Code.

         SECTION 9. COMPENSATION AND EXPENSES OF TRUSTEE.

         Company shall pay all administrative and Trustee's fees and expenses. If not so paid, the fees and expenses shall be paid from the Trust.

         SECTION 10. RESIGNATION AND REMOVAL OF TRUSTEE.

                  (a) Trustee may resign at any time by written notice to Company, which shall be effective _________ [INSERT NUMBER] days after receipt of such notice unless Company and Trustee agree otherwise.

                  (b) Trustee may be removed by Company on _________ [INSERT NUMBER] days notice or upon shorter notice accepted by Trustee.

                  (c) Upon a Change of Control, as defined herein, Trustee may not be removed by Company for _________ [INSERT NUMBER] year(s).

                  (d) If Trustee resigns within _________ [INSERT NUMBER] year(s) after a Change of Control, as defined herein, Company shall apply to a court of competent jurisdiction for the appointment of a successor Trustee or for instructions.

                  (e) If Trustee resigns or is removed within ________ [INSERT NUMBER] year(s) of a Change of Control, as defined herein, Trustee shall select a successor Trustee in accordance with the provisions of Section 11(b) hereof prior to the effective date of Trustee's resignation or removal.

                  (f) Upon resignation or removal of Trustee and appointment of a successor Trustee, all assets shall subsequently be transferred to the successor Trustee. The transfer shall be completed within _________ [INSERT NUMBER] days after receipt of notice of resignation, removal or transfer, unless Company extends the time limit.

                  (g) If Trustee resigns or is removed, a successor shall be appointed, in accordance with Section 11 hereof, by the effective date of resignation or removal under paragraphs (a) or (b) of this section. If no such appointment has been made, Trustee may apply to a court of competent jurisdiction for appointment of a successor or for instructions. All expenses of Trustee in connection with the proceeding shall be allowed as administrative expenses of the Trust.

         SECTION 11. APPOINTMENT OF SUCCESSOR.

                  (a) If Trustee resigns or is removed in accordance with
Section 10(a) or (b) hereof, Company may appoint any third party, such as a bank trust department or other party that may be granted corporate trustee powers under state law, as a successor to replace Trustee upon resignation or removal. The appointment shall be effective when accepted in writing by the new Trustee, who shall have all of the rights and powers of the former Trustee, including ownership rights in the Trust assets. The former Trustee shall execute any instrument necessary or reasonably requested by Company or the successor Trustee to evidence the transfer.

                  (b) If Trustee resigns or is removed pursuant to the provisions of Section 10(e) hereof and selects a successor Trustee, Trustee may appoint any third party such as a bank trust department or other party that may be granted corporate trustee powers under state law. The appointment of a successor Trustee shall be effective when accepted in writing by the new Trustee. The new Trustee shall have all the rights and powers of the former Trustee, including ownership rights in Trust assets. The former Trustee shall execute any instrument necessary or reasonably requested by the successor Trustee to evidence the transfer.

                  (c) The successor Trustee need not examine the records and acts of any prior Trustee and may retain or dispose of existing Trust assets, subject to Sections 7 and 8 hereof. The successor Trustee shall not be responsible for and Company shall indemnify and defend the successor Trustee from any claim or liability resulting from any action or inaction of any prior Trustee or from any other past event, or any condition existing at the time it becomes successor Trustee.

         SECTION 12. AMENDMENT OR TERMINATION.

                  (a) This Trust Agreement may be amended by a written instrument executed by Trustee and Company. Notwithstanding the foregoing, no such amendment shall conflict with the terms of the Plans or shall make the Trust revocable after it has become irrevocable in accordance with Section 1(b) hereof.

                  (b) The Trust shall not terminate until the date on which Plan participants and their beneficiaries are no longer entitled to benefits pursuant to the terms of the Plans, unless sooner revoked or terminated in accordance with Section 1(b) or Section 12(c) hereof. Upon termination of the Trust, any assets remaining in the Trust shall be returned to Company.

                  (c) Upon written approval of participants or beneficiaries entitled to payment of benefits pursuant to the terms of the Plans, Company may terminate this Trust prior to the time all benefit payments under the Plans have been made. All assets in the Trust at termination shall be returned to Company.

         SECTION 13. MISCELLANEOUS.

                  (a) Any provision of this Trust Agreement prohibited by law shall be ineffective to the extent of any such prohibition, without invalidating the remaining provisions hereof.

                  (b) Benefits payable to Plan participants and their beneficiaries under this Trust Agreement may not be anticipated, assigned (either at law or in equity), alienated, pledged, encumbered or subjected to attachment, garnishment, levy, execution or other legal or equitable process.

                  (c) This Trust Agreement shall be governed by and construed in accordance with the laws of the State of Louisiana.

                  (d) For purposes of this Trust, Change of Control shall mean:

                           (i) the purchase or other acquisition by any person,
entity or group of persons of beneficial ownership of thirty percent (30%) or more of either (1) the outstanding shares of common stock; or (2) the combined voting power of Company's then outstanding voting securities entitled to vote generally; or

                           (ii) the approval by the stockholders of Company of a
reorganization, merger, or consolidation with respect to which persons who were stockholders of Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than fifty percent (50%) of the combined voting power entitled to vote; or

                           (iii) a liquidation or dissolution of Company or of
the sale of all or substantially all of Company's assets.

         SECTION 14. EFFECTIVE DATE.

         The effective date of this Trust Agreement shall be _____________, 2000.

WITNESSES:                                 TRUSTEE:

                                           ------------------------------


                                           BY:
-------------------------------               ---------------------------

-------------------------------




                                           COMPANY:
                                           PETROLEUM HELICOPTERS, INC.


                                           BY:
-------------------------------               ---------------------------
                                                Carroll W. Suggs
-------------------------------                 Chairman of the Board and
                                                Chief Executive Officer

                                 ACKNOWLEDGMENT


STATE OF LOUISIANA

PARISH OF ____________________


         BE IT KNOWN, that on this _____ day of _________________, __________, before me, the undersigned Notary Public, duly commissioned, qualified and sworn within and for the State and Parish aforesaid, personally came and appeared Carroll C. Suggs, to me known to be the duly authorized Chairman of the Board and Chief Executive Officer of Petroleum Helicopters, Inc., who executed the above and foregoing instrument, who declared and acknowledged to me, Notary, in the presence of the undersigned competent witnesses, that she executed the above and foregoing instrument of her own free will, as her own act and deed, for the uses, purposes and benefits therein expressed on behalf of Petroleum Helicopters, Inc., and in the capacity therein stated.



WITNESSES:                            PETROLEUM HELICOPTERS, INC.


                                      BY:
----------------------------------       -----------------------------------
                                          Carroll W. Suggs, Chairman of the
                                          Board and Chief Executive
                                          Officer
----------------------------------





                          ----------------------------
                                  NOTARY PUBLIC

                                 ACKNOWLEDGMENT




STATE OF LOUISIANA

PARISH OF ____________________


         BE IT KNOWN, that on this _____ day of _________________, __________, before me, the undersigned Notary Public, duly commissioned, qualified and sworn within and for the State and Parish aforesaid, personally came and appeared _________________________________, to me known to be the duly authorized
_________________________________ of Whitney Bank, who executed the above and foregoing instrument, who declared and acknowledged to me, Notary, in the presence of the undersigned competent witnesses, that he executed the above and foregoing instrument of his own free will, as his own act and deed, for the uses, purposes and benefits therein expressed on behalf of Whitney National Bank., and in the capacity therein stated.




WITNESSES:                                 WHITNEY NATIONAL BANK


                                           BY:
----------------------------------            -----------------------------

----------------------------------





                           --------------------------
                                  NOTARY PUBLIC

                                   APPENDIX A

                           PETROLEUM HELICOPTERS, INC.
                    NONQUALIFIED DEFERRED COMPENSATION PLANS




1. Petroleum Helicopters, Inc. Supplemental Executive Retirement Plan effective September 14, 2000

2. Petroleum Helicopters, Inc. Officer Deferred Compensation Plan effective January 1, 2001.

                           PETROLEUM HELICOPTERS, INC.
                       OFFICER DEFERRED COMPENSATION PLAN


                             DEFERRAL ELECTION FORM



TO:      Compensation Committee of the
         Board of Directors of Petroleum Helicopters, Inc.
         Petroleum Helicopters, Inc.
         2121 Airline Drive, Suite 400
         Metairie, Louisiana  70001-5979

RE:      Deferred Compensation Election


         In accordance with the provisions of the Petroleum Helicopters, Inc. Officer Deferred Compensation Plan (the "Plan"), the undersigned hereby elects to defer receipt of compensation otherwise payable to the undersigned for services as an officer of Petroleum Helicopters, Inc. ("PHI") with respect to calendar year _____________ as provided below:

1. AMOUNT DEFERRED

         Salary. The undersigned wishes to defer _____% (in 1% multiples up to 25%) of the undersigned's annual salary.

         Bonus. The undersigned wishes to defer _____% (in 1% multiples up to 25% and 5% multiples thereafter up to 100%) of the undersigned's annual bonus.

2. PERFORMANCE TRACKING

         The undersigned wishes to have the percentages of the total percentage deferral of salary and bonus (which total is elected in paragraph 1, directly above) track the performance of the mutual funds listed below, but the undersigned acknowledges and agrees that PHI has no obligation to set aside, segregate or invest any funds or other assets in connection with the Plan or the deferred compensation that the undersigned hereby elects to defer:

                  % Money Market Fund
         ---------

                  % Fidelity Advisor Strategic Income Fund
         ---------  (Multi-Sector Bond Mutual Fund)

                  % Munder Balanced Fund
         ---------  (Stock and Bond Mutual Fund)

                  % MFS Mass Investors Growth Fund
         ---------  (Stock Mutual Fund)

                  % INVESCO Dynamics
         ---------  (Mid-Cap Stock Mutual Fund)

                  % Seligman Hend Global Tech
         ---------  (Tech/Tech Communication Global Stock Mutual Fund)

               100% TOTAL ALLOCATION
         =========

3. DISTRIBUTION DATES

         The undersigned wishes to defer the compensation specified above until the earlier of:


                                   [Check one]

         [ ] (a) the date the undersigned's employment by PHI or a subsidiary terminates; or

         [ ] (b) ________________ (month, day, year) (no earlier than one year from the date hereof).


4. PAYMENT SCHEDULE


         The undersigned wishes the deferred compensation to be paid as follows:

                                   [Check one]

         [ ] (a) lump sum, or

         [ ] (b) in ________ annual installments (not to exceed 20).


         The undersigned understands that this deferral election will take effect with respect to compensation paid for services provided during ____________ if this form is received by the Compensation Committee on or before the December 31 of the year preceding the year to which this election applies. This deferral election applies to compensation for services rendered in ___________ only and is irrevocable following January 1 of such year. A new deferral election with respect to future years must be made each year before the first day of such year.

         The undersigned understands that rights under this Deferral Election Form and the Petroleum Helicopters, Inc. Officer Deferred Compensation Plan ("Plan") may not be transferred, pledged or assigned except, in the event of death, by will or the laws of descent and distribution. The undersigned understands further that his rights under the Plan are those of a general unsecured creditor and that compensation deferred pursuant to this election are the assets of PHI.



Date:                                        Officer:
      -----------------------
                                             -----------------------------------
                                                                     (Signature)


                                             Name:

                                             -----------------------------------
                                                          (Print Officer's Name)


Received by Petroleum Helicopters, Inc.
on this ______ day of _____________, ______.



By:
      --------------------------------------

      Title:
             -------------------------------



                                       1